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                                                                    EXHIBIT 99.2

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                                OHM CORPORATION

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    TO BE HELD ON [     , MAY  ], 1998
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                OHM CORPORATION

  The undersigned hereby appoints each of Pamela K.M. Beall and Steven E. Harbour as proxies with full power of substitution, and hereby authorizes each of them to present and vote, as designated on the reverse side of this card, all the shares of Common Stock, $0.10 par value, of OHM Corporation (the
"Company"), held of record by the undersigned on April   , 1998, at the
Special Meeting of Shareholders of OHM (the "Special Meeting") to be held at [the Double Tree Hotel, located at 1000 Penn Avenue, Pittsburgh, Pennsylvania
15222, on      , May  , 1998, at 12:00 p.m., Eastern time], and at any and all adjournments or postponements thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OHM CORPORATION.

    PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE
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                              (See reverse side)
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.   [X] Please mark
                                                                 your votes
                                                                  as shown


1. ADOPTION OF THE AGREEMENT AND PLAN         FOR      AGAINST     ABSTAIN
OF MERGER, DATED AS OF JANUARY 15, 1998,      [_]        [_]         [_]
AMONG OHM CORPORATION, INTERNATIONAL
TECHNOLOGY CORPORATION AND IT-OHIO, INC.



2. IN THE DISCRETION OF THE PROXYHOLDERS
WITH RESPECT TO ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE SPECIAL
MEETING AND AT ANY ADJOURNMENTS OR
POSTPONEMENTS THEREOF. THE BOARD OF
DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS
THAT WILL BE PRESENTED AT THE SPECIAL MEETING.


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                         YOU ARE URGED TO MARK, DATE AND SIGN
                                         THE ENCLOSED PROXY AND RETURN IT IN
                                         THE ENCLOSED PREPAID ENVELOPE AS
                                         PROMPTLY AS POSSIBLE.


                                         Signature(s):
                                                      ------------------------

                                         Date:
                                              ---------------------------------

                                         Signature(s):
                                                      -------------------------

                                         Date:
                                              ---------------------------------

                                         NOTE: Please sign exactly as your
                                         name(s) appears on your stock
                                         certificate(s). If shares of stock
                                         are held of record in the names
                                         of two or more persons or in the
                                         name of husband and wife, whether
                                         as joint tenants or otherwise, both
                                         or all of such persons should
                                         sign the proxy. If shares of stock
                                         are held of record by a corporation,
                                         the proxy should be executed by the
                                         president or vice president and the
                                         secretary or assistant secretary. If
                                         shares of stock are held of record
                                         by a partnership, the proxy should
                                         be executed by a duly authorized
                                         officer of the partnership. Executors,
                                         administrators or other fiduciaries
                                         who execute the above proxy for a
                                         deceased shareholder should
                                         give their full title. Please date
                                         this proxy. Joint owners should each
                                         sign. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give full title as
                                         such.
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